______________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):           Janaury 17, 2007

FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

      Maryland                               000-50728                          52-1627106
(State of Incorporation)                    (Commission File No.)         (IRS Employer Identification No.)

c/o Steben & Company, Inc.
2099 Gaither Road, Suite 200
Rockville, Maryland  20850
(Address of Principal Executive Office)(zip code)

(240) 631-9808
Registrant’s telephone number, including area code:
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

On January 17, 2007, Futures Portfolio Fund, Limited Partnership was notified that a majority of the partners of Altschuler, Melvoin and Glasser LLP (AM&G) had become partners of McGladrey & Pullen, LLP and, as a consequence, that AM&G has resigned and would no longer be the auditor for the Partnership.  McGladrey & Pullen, LLP was appointed as the Partnership’s new auditor.

The audit report of AM&G on the financial statements of Futures Portfolio Fund, Limited Partnership as of and for the year ended December 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to engage McGladrey & Pullen, LLP was approved by the Board of Directors.

In connection with the audit of the Partnership's financial statements as of and for the year ended December 31, 2005 and through the date of this current report, there were: (1) no disagreements between the Partnership and AM&G on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AM&G, would have caused AM&G to make reference to the subject matter of the disagreement in their report on the Partnership's financial statements as of and for the year ended December 31, 2005, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(iv)(B) of Regulation S-B or Item 304(a)(1)(v) of Regulation S-K.

The Partnership has provided AM&G a copy of the disclosures in this Form 8-K and has requested that AM&G furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AM&G agrees with the Partnership's statements in this Item 4.01(a). A copy of the letter dated January 18, 2007 furnished by AM&G in response to that request is filed as Exhibit 1.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Futures Portfolio Fund, Limited Partnership
By:  Steben & Company, Inc.
General Partner

Date:  January 18, 2007

By: /s/  Kenneth E. Steben
Kenneth E. Steben
President of the General Partner

Exhibits

The following exhibits are filed herewith.

1.1           Altschuler, Melvoin and Glasser LLP Letter

January 18, 2007

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Futures Portfolio Fund, Limited Partnership's statements included under Item 4.01 of its Form 8-K filed on January 18, 2007, and we agree with such statements concerning our firm.

Altschuler, Melvoin and Glasser LLP